geron

Corporate Presentation January 2018

John Scarlett, M.D., President & CEO
Olivia Bloom, EVP Finance & CFO
Anna Krassowska, Ph.D., Investor Relations

Forward-Looking Statements

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Except for the historical information contained herein, this presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements regarding: (i) continued conduct by Janssen of IMbark and/or IMerge and any future clinical trials of imetelstat; (ii) the expected and uncertain occurrence and timing of: (a) any data reviews, (b) a primary analysis, (c) any outcomes or decisions by Janssen regarding IMbark or IMerge arising from (a) or (b), and (d) a continuation decision by Janssen; (iii) potential feedback from FDA interactions; (iv) that imetelstat has activity in MDS, MF, or any other hematologic myeloid malignancies, including acute myeloid leukemia; (v) that imetelstat treatment suppresses the malignant clones underlying the disease in hematologic myeloid malignancies; (vi) the safety and efficacy of imetelstat; (vii) the potential receipt by Geron of additional payments up to a potential total of $900 million for the achievement of development, regulatory and commercial milestones, and royalties from sales of imetelstat under the collaboration agreement with Janssen; and (viii) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) whether imetelstat will succeed in IMbark and IMerge by overcoming all of the clinical safety and efficacy, technical, scientific, manufacturing and regulatory challenges; (ii) whether the FDA or other health authorities have any additional requirements for and/or permit IMbark or IMerge to continue to proceed under the existing protocols or any amendments thereto; (iii) Janssen's choosing to conduct interim data reviews of IMbark or IMerge; (iv) whether Janssen continues to conduct IMbark or IMerge or performs a primary analysis for IMbark; (v) that Janssen may terminate the collaboration agreement at any time or otherwise fail to successfully develop and commercialize imetelstat and in a timely manner, or at all, so that Geron would not obtain the anticipated financial and other benefits of the collaboration agreement with Janssen and the clinical development or commercialization of imetelstat could be delayed or terminated; (vi) whether imetelstat is safe and efficacious, and whether any future efficacy or safety results may cause the benefit/risk profile of imetelstat to become unacceptable; (vii) whether imetelstat can be applied to any or to multiple hematologic malignancies; (viii) the fact that Geron may not receive any or limited milestone, royalty or other payments from Janssen because Janssen may terminate the collaboration agreement for any reason or because imetelstat is unsuccessful developmentally or commercially; (ix) the ability of Geron and Janssen to protect and maintain intellectual property rights for imetelstat; (x) the need for future capital; and (xi) whether Geron is able to acquire any new product candidates, programs or companies to enable it to diversify. Additional information on the above risks and uncertainties and other factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron's periodic reports filed with the Securities and Exchange Commission under the heading "Risk Factors," including Geron's quarterly report on Form 10-Q for the quarter ended September 30, 2017. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Geron Overview

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Inhibiting telomerase is a novel, potentially transformative therapeutic approach to the treatment of hematologic myeloid malignancies

- Telomerase highly upregulated in malignant progenitor cell clones, conferring replicative immortality and unrestrained proliferation
- Imetelstat, the first telomerase inhibitor in clinical development, discovered and developed in-house by Geron

Clinical evidence for potential imetelstat disease-modifying activity associated with suppression of malignant clonal proliferation in heme malignancies:

- Molecular responses in essential thrombocythemia (Baerlocher et al, NEJM 2015; 373:920-928)
- Remissions in myelofibrosis (Tefferi et al, NEJM 2015; 373:908-919)
- Sustained rises in hemoglobin and long-term transfusion independence in myelodysplastic syndromes (Fenaux et al, ASH 2017)

Imetelstat is licensed to Janssen, and is currently in late phase 2 clinical development:

- Worldwide exclusive Collaboration and Licensing Agreement (CLA) with Janssen signed November 2014
  - Two ongoing phase 2 trials being conducted by Janssen under the CLA with costs shared 50:50 by Janssen and Geron:
    - IMbark: as of October 2017, median overall survival not reached in patients with myelofibrosis who are relapsed after or refractory to JAK inhibitors
    - IMerge: high rate of transfusion independence (54%) in patients with lower risk myelodysplastic syndromes who are ESA-resistant, non-del(5q), and naïve to lenalidomide and HMAs
  - Janssen must decide whether to maintain their license rights (Continuation Decision) following completion of the primary analysis for IMbark, which is expected to start no later than the end of Q3 2018

~$109 million in cash and investments as of December 31, 2017

- Possible acquisitions of oncology products, programs or companies under consideration to provide pipeline diversification

Telomerase
A molecular target in oncology

Telomerase enzyme

- Comprised of an RNA template component (hTR) and a reverse transcriptase catalytic protein subunit (hTERT)
- Binds to the 3’ strand of DNA and adds TTAGGG nucleotide repeats to offset the loss of telomeric DNA at the end of chromosomes that occurs with each replication cycle


RNA template
(hTR)
telomeric DNA
catalytic subunit
(hTERT)

Normal progenitor cells

- Telomerase **transiently upregulated** to support controlled proliferation; not active in somatic cells

Malignant progenitor cells

- Telomerase **highly upregulated** enabling continued and uncontrolled proliferation

Imetelstat
A first-in-class telomerase inhibitor

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imetelstat
NPS oligonucleotide
lipid tail
Imetelstat binds
to RNA template
of telomerase
telomere
Prevents binding by
and maintenance of
telomeres

- **Proprietary:** 13-mer thio-phosphoramidate (NPS) oligonucleotide complementary to hTR, with covalently-bound lipid tail to increase cell permeability/tissue distribution
- **Long tissue residence time** in bone marrow, spleen, liver (0.19 – 0.51 μM observed in human bone marrow at 41 – 45 hours post 7.5 mg/kg dose i.v.)
- **Potent competitive inhibitor of telomerase:** IC50 = 0.5 – 10 nM (cell-free)
- **Target:** malignant progenitor cell proliferation
- **Clinical experience:** more than 500 patients treated in Phase 1 and 2 trials; safety profile generally consistent
  - reported adverse events and laboratory investigations include cytopenias, gastrointestinal symptoms, constitutional symptoms, hepatic biochemistry abnormalities
  - myelosuppression is dose-limiting toxicity observed (managed through dose holds and modification rules)

Hematologic Myeloid Malignancies
Arise from malignant progenitor cells in the bone marrow



ESSENTIAL THROMBOCYTHEMIA (ET)
platelets (abnormal)
POLYCYTHEMIA VERA (PV)
red blood cells (abnormal)
MYELOFIBROSIS (MF)
collagen and reticulin fibers (fibrosis)
malignant stem cell
malignant progenitor cell
telomerase
malignant cell clone
MYELODYSPLASTIC SYNDROMES (MDS)
immature blood cells
ACUTE MYELOGENOUS LEUKEMIA (AML)
immature white cells

Myelofibrosis (MF):
- **~3,000 cases diagnosed per year in the US**
- **~13,000 people in the US living with MF**
- **~70% of patients have high/intermediate-2 risk disease**

Myelodysplastic Syndromes (MDS):
- **~16,000 cases diagnosed per year in the US**
- **~60,000 people in the US living with MDS**
- **~70% of patients have lower risk disease**

Acute Myelogenous Leukemia (AML):
- ~20,000 cases diagnosed per year in the US
- ~27% of patients diagnosed are alive after 5 years

Mehta et al, Leuk Lymphoma 2014, 55:595-600
Gangat et al, J Clin Oncol 2011, 29:392-397
Fenaux & Ades, Blood 2013; 121:4280-4286
Sekeres & Cutler, Blood 2014; 123:829-836
NCI SEER database: www.seer.cancer.gov

Myelofibrosis

Disease characteristics

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- **Malignant clonal proliferation** and atypical megakaryocytic hyperplasia leads to bone marrow fibrosis and impaired hematopoiesis
  - **Fibrosis** thought to be induced by inflammatory cytokines produced by megakaryocytes originating from the malignant progenitor cell clone
  - **Constitutional symptoms** (e.g., fever, weight loss, night sweats, pruritus) present in approximately 35% of patients also thought to be due to cytokines produced by malignant megakaryocytes
  - Impaired bone marrow hematopoiesis shifts blood production to spleen and liver (palpable **splenomegaly** in approximately 80% of patients)
- **Serious and life-threatening** illness
  - Leukemic transformation to AML (blast-phase MF)
  - Thrombohemorrhagic complications associated with dysfunctional hematopoiesis
  - Median survival: ~1-3 years for intermediate-2 or high risk disease



telomerase
cytokines
malignant progenitor cells
hyperproliferative megakaryocytes (malignant clone)
collagen and reticulin fibers (fibrosis)

Tefferi, JCO 2005; 23:8520-8530
Tefferi, Mayo Clin Proc 2012; 87:25-33
Gangat et al, JCO 2011; 29:392-397

Current Treatments for High/Int-2 Risk MF

No drug approved for ruxolitinib relapsed or refractory patients

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Symptoms and/or splenomegaly

- **treatment with ruxolitinib**
  - oral JAK1/JAK2 inhibitor
  - only approved product for myelofibrosis in U.S. and EU
- **stay on drug as long as tolerated**
  - conventional drugs (e.g., hydroxyurea, steroids, immunomodulatory agents, androgens) viewed as ineffective, especially in advanced disease

5-year discontinuation rate is ~75% (Phase 3 trials: COMFORT I & II)

- major reasons:
  - **suboptimal response**
  - **loss of therapeutic effect**

After failure or discontinuation median survival is ~7-14 months

- 14 months median OS (95% CI: 10-18 mo) in front-line MF patients discontinued from ruxolitinib in Phase 1/2 trial (n=86)
- 7 months median OS after discontinuation from ruxolitinib based on analysis of 3rd party claims data bases (n=430)

Harrison et al, ASH 2015
Gupta et al, ASCO 2016
Newbury et al, Blood 2017 (pre-published online)
Mehra et al, ASH 2016

Focusing imetelstat on relapsed or refractory MF

IMbark: Phase 2 trial design

Study Population:

- Patients with Intermediate-2 or High Risk myelofibrosis who are relapsed or refractory to JAK inhibitor treatment

Key Goals:

- Define appropriate dosing (9.4 or 4.7 mg/kg every 3 weeks)
- Confirm safety and clinical benefit in this high unmet need population

IMbark

Being conducted by Janssen

ClincialTrials.gov (NCT02426086)

First patient dosed in September 2015

Over 100 patients enrolled as of October 2016 (enrollment suspended)

→ Randomize (1:1)

→ Imetelstat **9.4 mg/kg** every 3 weeks

→ Imetelstat **4.7 mg/kg** every 3 weeks

→ ***Co-1° Efficacy:*** Spleen response rate and symptom response rate

2° Efficacy: CR, PR and CI, anemia response per 2013 IWG-MRT criteria, duration of responses, overall survival (OS)

Exploratory: Cytogenetic and molecular responses, leukemia free survival

→ Patients being followed for **Overall Survival (OS)** during and after imetelstat treatment

IMbark
Findings to Date and Expected Data Readouts

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September 2016 internal data review findings from 40 patients who had completed 12 wks on protocol:

- Safety profile consistent with previous clinical trials in heme malignancies; no new safety signals identified
- Activity within multiple outcome measures was observed, suggesting clinical benefit in relapsed or refractory MF
  - Range of reductions in spleen volume reported:
    - Spleen volume response [SVR] rates in 9.4 mg/kg dosing arm showed clinical benefit, but were less than reported in clinical trials of JAK inhibitors in front-line MF patients, and did not meet protocol-defined interim efficacy criteria at 12 wks to continue enrollment in either arm
  - Decreases in Total Symptoms Score (TSS)
  - Improvements in hematologic parameters, such as anemia and peripheral blood counts
  - Data supported 9.4 mg/kg as an appropriate starting dose; 4.7 mg/kg arm closed

Findings from April 2017 second internal data review:

- Safety profile continued to be consistent with prior clinical trials; no new safety signs identified
- Continued evaluation of maturing efficacy and safety data, including an assessment of overall survival
  - As of October 2017, median OS not reached

Data analyses expected in 2018

- Third internal data review expected by the end of Q1 2018
- Final primary analysis for the trial scheduled to allow adequate follow-up time for assessment of overall survival:
  - Expected to begin upon earlier of the occurrence of a pre-specified number of deaths or the end of Q3 2018
  - Completion of this analysis triggers Continuation Decision from Janssen

Myelodysplastic Syndromes
Disease characteristics

- **Diverse group of clonal hematologic malignancies** with **disordered and ineffective production of the myeloid lineage** in the bone marrow characterized by abnormal cell morphology and counts (anemia and other cytopenias)
- Median age at diagnosis is ~70 years
- Up to 30% of patients progress to acute leukemia (AML)

Lower risk MDS

- IPSS Low and Intermediate-1 Risk categories
- Median overall survival is 3.5 - 5.7 years
- **Chronic anemia** is the predominant clinical problem and many patients become dependent on red blood cell transfusions
- **Transfusion dependency** may lead to iron overload and is associated with **shorter survival** (2 units red blood cells per month may reduce life expectancy by 50%) and **increased risk of transformation to AML**



malignant progenitor cells
telomerase
hyperproliferative myeloid cells (malignant clone)
apoptosis
anemia and other peripheral cytopenias

Sekeres, Natl Compr Canc Netw 2011; 9:57-63
Malcovati et al, JCO 2007; 25:3503-3510
Greenberg et al, Blood 1997; 89:2079-2028
Bejar & Steensma, Blood 2014; 124:2793-2803

Current Treatments for Lower Risk MDS

Chronic anemia remains an unmet need

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Erythropoiesis stimulating agents (ESAs)
- improvement in anemia in ~50% of patients
- median duration: ~2 years

→ **Patients dependent on red blood cell transfusions**

Del(5q)* patients

Lenalidomide
- ≥8-week RBC-TI: ~67%

Non-Del(5q) patients

Lenalidomide
- ≥8-week RBC-TI: ~27%[1]

Hypomethylating agents (HMAs; e.g., azacytidine)
- ≥8-week RBC-TI: ~17%[2]

Clinical trials (e.g., imetelstat)

Fenaux and Adès, Blood 2013; 121:4280-4286
1. Santini et al, J Clin Oncol 2016; 34:2988-2996
2. Tobiasson et al, BCJ 2014; 4: e189

*Cytogenetic abnormality (5-20% of patients)

IMerge: 2-part Phase 2/3 original trial design

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Imetelstat in transfusion dependent patients with IPSS Low or Intermediate-1 Risk MDS that is relapsed or refractory to erythropoiesis stimulating agent (ESA) treatment

- **Part 1 (Phase 2)** to evaluate safety and efficacy of imetelstat to advance to Part 2 based on positive assessment of benefit-risk profile in significant unmet medical need population
- **Part 2 (Phase 3)** to compare imetelstat to placebo using an established regulatory endpoint


Part 1
Phase 2:
single arm,
open label
(n = ~30)
Imetelstat
7.5mg/kg
every 4
weeks
Part 2
Phase 3:
randomized,
double-blind,
placebo-
controlled
(n = ~170)
Randomize (2:1)
Imetelstat
(n = ~115)
7.5mg/kg
every 4
weeks
Placebo
(n = ~55)
1° Efficacy:
Red Blood Cell (RBC)
Transfusion Independence (TI)
≥8wks
2° Efficacy:
RBC TI ≥24 weeks;
time to and duration of RBC TI;
hematologic improvement (HI);
CR, mCR or PR per 2006 IWG
criteria, RBC transfusion
requirement; myeloid growth
factor use/dose; OS and time to
progression to AML

IMerge

Being conducted by Janssen

ClinicalTrials.gov (NCT02598661)

- **Transfusion dependent** is defined as a RBC transfusion requirement of ≥4 units over 8 weeks prior to study entry
- **ESA relapsed or refractory** following ≥8 weeks of weekly epoetin alfa 40,000 U or darbepoetin alfa 150 mcg (or equivalent) or serum erythropoietin (sEPO) >500 mU/mL
- Supportive care permitted in both arms: RBC transfusions, myeloid growth factors per investigator discretion as clinically needed and local guidelines

IMerge Part 1

Preliminary efficacy data promising

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	All Treated (N=32)	Lenalidomide and HMA naïve and Non-del(5q) (n=13)
≥8-week RBC-TI	12* (38%)	**7 (54%)**
Mean relative reduction from baseline transfusion burden	- 64%	**- 71%**
≥24-week RBC-TI	5 (16%)	**4 (31%)**
Median duration of RBC-TI	23.1 weeks	**42.9 weeks**
Median time to onset of RBC-TI	8.1 weeks	8.3 weeks
HI-Erythroid	20† (63%)	9† (69%)
CR + mCR + PR	4 (13%)	3 (23%)

Increased RBC-TI rate and durability in 13-patient subset who were naïve to HMA and lenalidomide treatment and non-del(5q)

*One ≥8-week TI responder had not been fully confirmed (based on communication with investigator)

†Transfusion reduction of ≥4 units during best 8-week on-study interval and/or hemoglobin increase from pretreatment level

Baseline median RBC transfusion burden, 6 units/8 weeks (range: 4–14)

Response by 8-week RBC-TI:

- **Did not differ based on the presence of ringed sideroblasts (RS):**
  - 38% (6/16) for RS+ and 38% (6/16) for RS-
- **Appear to be independent of serum EPO level:**
  - 41% (7/17) with sEPO ≤500 mU/L and 38% (5/13) with sEPO >500 mU/L (among 30 patients with baseline sEPO reported)

Data as of October 2017

Fenaux, et al. ASH 2017

IMerge Part 1 Example: Non-del(5q) patient naïve to len/HMAs

Sustained rise in hemoglobin

- **Suggests suppression of the underlying malignant clone by imetelstat**

Example of a 24-week RBC-TI responder

Hematology and Imetelstat Administration Over Time



Platelets (x10⁹ /L)
300
200
100
0
ANC (x10⁹ /L)
4
3
2
1
0
Hgb (g/dL)
12.5
10.0
7.5
5.0
2.5
0
-2 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83
Weeks
Start Date of Latest Cycle
Gr 1
Gr 2
Gr 3
Gr 4
Dose
4.7 mg/kg
6.0 mg/kg
7.5 mg/kg
Transfusions

WHO Classification: RARS
IPSS Risk Category: Int-1
Karyotype: Normal

Prior Transfusion Burden: 6u / 8w
Prior ESA: Yes; response ~2 yrs
sEPO level: 56.1 mU/mL

Other Prior MDS Tx: None
Wk 24 BMA: Stable Disease

Fenaux, et al. ASH 2017

Safety results

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Safety profile consistent with previous imetelstat clinical trials in hematologic myeloid malignancies

- No new safety signals were identified
- Adverse events with imetelstat (mostly cytopenias) were predictable, manageable, and reversible for most patients
- 50% of patients had dose reductions and 59% had cycle delays due to adverse events

All Grade	All Treated (N=32)	Lenalidomide and HMA naïve and Non-del(5q) (n=13)
Neutropenia	22 (69%)	7 (54%)
Thrombocytopenia	18 (56%)	8 (62%)

Data as of October 2017
Fenaux, et al. ASH 2017

Current status of IMerge

Part 1 enrollment expanded in target patient population

Part 1
overall population (n=32)
RBC-TI (≥8-wks): 38%

Part 1
subset (n=13):
Naïve to either HMA or lenalidomide and non-del(5q)
RBC-TI (≥8-wks): 54%

expand

Enroll additional n~20 patients:
Naïve to either HMA or lenalidomide and non-del(5q)

- Increase experience and confirm benefit-risk of imetelstat dosed at 7.5 mg/kg every four weeks in refined target patient population
- First patient dosed in November 2017
- 39 clinical sites active

- **In October 2017, the U.S. Food and Drug Administration granted Fast Track designation**
- **Decision to initiate Part 2 by Janssen is expected to be contingent on Continuation Decision**

Partnership with Janssen

Exclusive worldwide collaboration for imetelstat

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First Stage → **Continuation Stage** (after positive Continuation Decision)

- IMbark (Phase 2 MF trial) → Primary analysis
- IMerge (Phase 2/3 MDS trial)
- Phase 3: MF, MDS
- Phase 2,3: AML
- Phase 2: Additional exploratory indications

- Janssen conducting IMbark and IMerge
- Primary analysis of IMbark to begin at earlier of a pre-specified number of death events occurring or the end of Q3 2018
- **Following primary analysis of IMbark, Janssen to provide Continuation Decision** (to maintain license rights and continue the development of imetelstat in any indication)

First Stage Economics	
Upfront	$35M
Cost Share	50% Geron 50% Janssen

Janssen can terminate the agreement at any time

- Geron has Opt-In right to share further US development and promotion costs
- Under Opt-In, Geron may provide 20% of US selling effort with sales force personnel, in lieu of funding 20% of US promotion costs

Continuation Stage Economics

	No Opt-In	Opt-In
Cost Share	100% Janssen	20% Geron 80% Janssen
Continuation/US Rights Fee	**$135M**	**$65M**
Dev/Reg Milestones	up to $415M	up to $470M
Sales Milestones	up to $350M	up to $350M
Royalty % Tier*	**Double digit to mid-teens**	**Mid-teens to low twenties**

* Calculated on worldwide net sales in any countries where regulatory exclusivity exists or there are valid claims under patent rights covering composition of matter or methods of use exclusively licensed to Janssen

Expected Timing for
Imetelstat Key Milestones

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2018				2019
Q1	Q2	Q3	Q4	Q1

- **IMbark** internal data review expected by end of Q1 2018

- **IMbark** primary analysis: begins upon the *earlier* of the occurrence of a pre-specified number of deaths or the end of Q3 2018

- Latest time for Janssen **Continuation Decision** expected by Q4 2018 or Q1 2019
- **IMerge Part 2**: Janssen decision whether to initiate expected to be dependent on Janssen **Continuation Decision**

Projected timelines depend on clinical trial continuation

Potential Pipeline Diversification

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General profile of candidates:

- Oncology focused
- Ideally late preclinical or early clinical stage
- Credible target and/or demonstration of preclinical or clinical proof-of-concept
- Target relevance in multiple indications
- Attractive technology platform or early pipeline
- Strong science-based research capability
- Complementarity of leadership team

Candidates include Non-U.S. companies with more limited financing opportunities than equivalent US companies

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Thank you

If you have any questions, please contact us:
investor@geron.com